UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2015 (May 27, 2015)

Green Bancorp, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	001-36580	42-1631980
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

4000 Greenbriar

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 275 - 8220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On May 27, 2015, Green Bancorp, Inc., a Texas corporation (“Green”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Patriot Bancshares, Inc., a Texas corporation (“Patriot”), and Panther Merger Sub Corp., a Texas corporation and wholly-owned subsidiary of Green (“Merger Subsidiary”).  The Merger Agreement provides that, subject to the terms and conditions thereof, (i) Merger Subsidiary will merge with and into Patriot (the “Merger”), with Patriot continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Green and (ii) immediately thereafter, Patriot will merge with and into Green, with Green being the surviving corporation.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.50 per share, of Patriot (“Patriot Common Stock”) will be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of Green (“Green Common Stock”) equal to (x) the Aggregate Merger Consideration (as defined below) divided by (y) the Exchangeable Shares (as defined below) (the “Exchange Ratio” and such shares, the “Merger Consideration”). The “Aggregate Merger Consideration” is equal to 10,757,273 shares of Green Common Stock, subject to a downward adjustment of 0.0824 shares of Green Common Stock for (1) each dollar payable in respect of Patriot stock options and (2) each dollar Patriot’s consolidated tangible shareholders’ equity (subject to adjustment for certain transaction-related expenses and other amounts) is less than the applicable threshold for the month-end prior to the closing of the Merger, or, if the Merger is expected to close in the first ten days of a month, as of the earlier preceding month-end, as described in the Merger Agreement. The “Exchangeable Shares” are the aggregate number of shares of Patriot Common Stock issued and outstanding immediately prior to the Effective Time, including any shares of Patriot Common Stock underlying Patriot restricted stock awards and any shares of Patriot Common Stock issued in connection with the conversion of all of Patriot’s outstanding Series D Preferred Stock and Series F Preferred Stock.

At the Effective Time, each restricted stock unit award granted by Patriot will vest and be converted into the right to receive  the Merger Consideration in respect of each share of Patriot Common Stock underlying such Patriot restricted stock award.  Each in-the-money stock option granted by Patriot will vest in full and be converted into the right to receive a cash amount equal to the product of (i) the number of shares subject to such stock option multiplied by (ii) the product of (x) the average closing price for Green Common Stock for the ten trading days ending on the day immediately preceding the closing date and (y) the Exchange Ratio, minus the exercise price of such option, and any out-of-the-money stock options granted by Patriot will be cancelled for no consideration.

The Merger Agreement also provides, among other things, that, Green will appoint (i) Patriot’s Chairman and CEO to the Boards of Directors of Green and Green Bank, N.A. and (ii) one other individual designated by Patriot and reasonably acceptable to Green to the Board of Directors of Green Bank, N.A.

The Merger Agreement contains customary representations and warranties from both Green and Patriot, each with respect to its and its subsidiaries’ businesses, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time and each party’s obligation to call a meeting of its shareholders to adopt and approve the Merger Agreement, in the case of Patriot, and to approve the issuance of the shares of Green Common Stock in connection with the Merger, in the case of Green. Patriot is also required, subject to certain exceptions, to recommend that its shareholders adopt the Merger Agreement. Patriot has also agreed to customary non-solicitation covenants relating to alternative acquisition proposals, subject to certain exceptions.

The completion of the Merger is subject to customary conditions, including (1) adoption of the Merger Agreement by Patriot’s shareholders and the approval of the issuance of the shares of Green Common Stock in connection with the Merger by Green’s shareholders, (2) authorization for listing on the NASDAQ of the shares of Green Common Stock to be issued in the Merger, (3) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board, the Office of the Comptroller of the Currency and the Texas Department of Banking, (4) effectiveness of the registration statement on Form S-4 for the Green Common Stock to be issued in the Merger, and (5) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal.  Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.  Green’s obligation to complete the Merger is also subject to the following conditions: (1) the redemption, conversion and assumption of certain capital securities of Patriot; (2) the effectiveness and non-repudiation of employment agreements between Green and/or Green Bank, N.A. and certain employees of Patriot; (3) that not more than five percent of Patriot’s Common Stock dissent from the Merger; and (4) the termination of certain agreements currently in effect between Patriot and its officers and directors.

The Merger Agreement provides certain termination rights for both Green and Patriot and further provides that a termination fee of $5,000,000 will be payable by either Green or Patriot, as applicable, upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Green or Patriot, their respective affiliates or their respective businesses.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Green, Patriot, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of Green and Patriot and a prospectus of Green, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of Green and Patriot make, as applicable, with the Securities and Exchange Commission (“SEC”).

Item 8.01  Other Events

Support Agreements

Simultaneous with the execution of the Merger Agreement, each of Green and Patriot entered into support agreements (collectively, the “Support Agreements”) with certain shareholders of the other, in which each such shareholder agreed, among other things, to vote the shares of Green Common Stock or Patriot Common Stock, as applicable, owned beneficially or of record by him or her in favor of the adoption of the Merger Agreement in the case of Patriot and the approval the issuance of the shares of Green Common Stock in connection with the Merger, in the case of Green and against any proposal made in competition with the Merger, as well as certain other restrictions with respect to the voting and transfer of his or her shares of Green Common Stock or Patriot Common Stock, as applicable.  The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreements, forms of which are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The information presented herein and in other documents filed with or furnished to the SEC, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Green’s and Patriot’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed transactions and all other statements in this release other than historical facts constitute forward-looking statements.

In addition to factors previously disclosed in Green’s reports filed with the SEC and those identified elsewhere in this communication, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Green’s and Patriot’s shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Green and Patriot businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information About the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Green and Patriot. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Investors and security holders are urged to carefully review and consider Green ‘s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by Green with the SEC may be obtained free of charge at Green’s investor relations website at investors.greenbank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Green upon written request to Green Bancorp, Inc., Attn: Investor Relations, 4000 Greenbriar Street, Houston, TX 77098 or by calling (713) 275-8220.

In connection with the proposed transaction, Green intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of Patriot and Green and a prospectus of Green, and will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Patriot and Green are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction.  A definitive joint proxy statement/prospectus will be sent to the shareholders of each institution seeking the required shareholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Green by writing to the address provided above.

Green and Patriot and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their shareholders in connection with the proposed transaction. Information about Green’s participants may be found in the definitive proxy statement of Green relating to its 2015 Annual Meeting of Shareholders filed with the SEC on April 30, 2015. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available, copies of which may also be obtained free of charge from the sources indicated above.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of May 27, 2015, among Green Bancorp, Inc., Panther Merger Sub Corp. and Patriot Bancshares, Inc.
99.1	Form of Support Agreement, dated as of May 27, 2015, by and between Green Bancorp, Inc. and certain shareholders of Patriot Bancshares, Inc.
99.2	Form of Support Agreement, dated as of May 27, 2015, by and between Patriot Bancshares, Inc. and certain shareholders of Green Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Green Bancorp, Inc.

Date: May 28, 2015	/s/ John P. Durie
John P. Durie
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of May 27, 2015, among Green Bancorp, Inc., Panther Merger Sub Corp. and Patriot Bancshares, Inc.
99.1	Form of Support Agreement, dated as of May 27, 2015, by and between Green Bancorp, Inc. and certain shareholders of Patriot Bancshares, Inc.
99.2	Form of Support Agreement, dated as of May 27, 2015, by and between Patriot Bancshares, Inc. and certain shareholders of Green Bancorp, Inc.